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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):        March 15, 2000
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                      FIRST USA BANK, NATIONAL ASSOCIATION
                        (As Successor to BANK ONE, N.A.)
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             (Exact name of registrant as specified in its charter)

          (As Servicer on behalf of BANC ONE CREDIT CARD MASTER TRUST)


                                  United States
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                 (State or other jurisdiction of incorporation)


               0-25636                                 51-0269396
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      (Commission File Number)           (IRS Employer Identification Number)


201 North Walnut Street, Wilmington, Delaware                          19801
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(Address of principal executive offices)                             (Zip Code)


                                 (302) 594-4117
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               Registrant's telephone number, including area code

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Item 5.           Other Events

                  On March 15, 2000, the Banc One Credit Card Master Trust
                  (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the following Certificates issued by the Trust, each of which is included in Group One and is a Principal Sharing Series:

                  6.15% Class A Asset Backed Certificates, Series 1995-A
                  6.30% Class B Asset Backed Certificates, Series 1995-A
                  6.30% Class A Asset Backed Certificates, Series 1995-B
                  6.45% Class B Asset Backed Certificates, Series 1995-B Floating Rate Class A Asset Backed Certificates, Series 1996-A Floating Rate Class B Asset Backed Certificates, Series 1996-A Asset Backed Certificates, Series 1997-1
                  Asset Backed Certificates, Series 1997-2


Item 7.           Financial Statements and Exhibits

                  (c) Exhibits.

                  See page 4 for Exhibit Index.

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  First USA Bank, N.A., as Servicer, on behalf of BANC ONE CREDIT CARD MASTER
                                  TRUST



                                       By:     /s/ Tracie H. Klein
                                               ------------------------------
                                       Name:   Tracie H. Klein
                                       Title:  First Vice President



Date:  March 15, 2000
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EXHIBIT INDEX

Exhibit   Description                                                                Page
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99.1      The Series Allocation Report for the monthly Period ending
          February 29, 2000........................................................    5-6

99.2      Banc One Credit Card Master Trust - Summary Report for
          Series 1995-A............................................................    7-8

99.3      Banc One Credit Card Master Trust - Summary Report for Series 1995-B.....   9-10

99.4      Banc One Credit Card Master Trust - Summary Report for Series 1996-A.....  11-12

99.5      Monthly Servicer's Certificates..........................................  13-15